                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 18, 1998



                             ARGOSY GAMING COMPANY
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            (Exact name of Registrant as specified in its charter)



         Delaware                  0-21122                 37-1304247
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     (State or other       (Commission File Number)      (IRS Employer
     jurisdiction of                                     Identification
      incorporation)                                         Number)


   219 Piasa Street, Alton, Illinois                         62002
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(Address of principal executive offices)                   (Zip Code)



                                (618) 474-7500
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               (Registrant's telephone number, including area code)



                                   No Change
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            (Former name or former address, if changed since last report)



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                              ARGOSY GAMING COMPANY


   The purpose of this Current Report is to file certain financial information regarding the Registrant (Argosy Gaming Company) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.


ITEM 5.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS
         -----------------------------------------

         (c)    EXHIBITS.

     23  Consent of Independent Auditors

     27  Financial Data Schedule

     99 Argosy Gaming Company and Subsidiary Companies-Certain Financial Information as of and for the Year Ended December 31, 1997:

         -- Management's Discussion and Analysis of Financial
            Condition and Results of Operations
         -- Consolidated Balance Sheets
         -- Consolidated Statements of Operations
         -- Consolidated Statements of Cash Flows
         -- Consolidated Statements of Stockholders' Equity
         -- Notes to Consolidated Financial Statements
         -- Report of Independent Auditors


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                              ARGOSY GAMING COMPANY

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ARGOSY GAMING COMPANY
                                       (Registrant)



Date: March 17, 1998               /s/ Dale R. Black
                                   -------------------------------------
                                   Dale R. Black
                                   Vice President
                                   Chief Financial Officer
                                   (Principal Accounting Officer)

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                                 EXHIBIT INDEX



                                                                               EXHIBIT
                                                                               -------
     Consent of Independent Auditors                                               23

     Financial Data Schedule                                                       27

     Argosy Gaming Company and Subsidiary Companies-Certain Financial
     Information as of and for the Year Ended December 31, 1997:                   99

         -- Management's Discussion and Analysis of Financial
            Condition and Results of Operations
         -- Consolidated Balance Sheets
         -- Consolidated Statements of Operations
         -- Consolidated Statements of Cash Flows
         -- Consolidated Statements of Stockholders' Equity
         -- Notes to Consolidated Financial Statements
